Exhibit 10.1

Execution Version

First Amendment

to

Fourth Amended and Restated Credit Agreement

Among

Linn Energy, LLC
as Borrower,

BNP Paribas,
as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of May 15, 2009

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First Amendment to fourth Amended and Restated Credit Agreement

This First Amendment to fourth Amended and Restated Credit Agreement (this “First Amendment”) executed effective as of May 15, 2009 (the “First Amendment Effective Date”) is among Linn Energy, LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Agreement dated as of April 28, 2009 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.           Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2.           Amendments to Credit Agreement.

2.1           Definitions.  Section 1.02 is hereby amended by adding or amending and restating the following definitions:

“‘Agreement’ means this Fourth Amended and Restated Credit Agreement, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated as of May 15, and as the same may from time to time be further amended, modified, supplemented or restated.”

2.2           Section 9.18.  Section 9.18 is hereby amended and restated in its entirety to read as follows:

“Section 9.18    Swap Agreements.  Neither the Borrower nor any of its Subsidiaries will enter into any Swap Agreements with any Person other than (a) Swap Agreements in respect of commodities (i) with an Approved Counterparty, (ii) the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such

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Swap Agreement is executed, 85% of the reasonably anticipated projected production from Proved Properties for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for the remainder of the calendar year plus the next two full calendar years succeeding the execution of such Swap Agreement and 70% of the reasonably anticipated projected production from Proved Properties for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for each month thereafter, and (iii) the notional volumes for which do not exceed the current net monthly production (regardless of projected production levels) at the time such Swap Agreement is executed, calculated separately for each of crude oil and natural gas, and (b) Swap Agreements in respect of interest rates with an Approved Counterparty, which effectively convert interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Borrower and its Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed (i) on or before December 31, 2009, 110% and (ii) thereafter 100%, of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate.  Notwithstanding anything to the contrary in this Section 9.18, there shall be no prohibition against the Borrower entering into any “put” or “call spread option” contracts or commodity price floors so long as such agreements are entered into for non-speculative purposes and in the ordinary course of business for the purpose of hedging against fluctuations of commodity prices.”

Section 3.           Conditions Precedent.  The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1           Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

3.2           The Administrative Agent shall have received multiple counterparts of this First Amendment from the Majority Lenders.

3.3           The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4           No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

Section 4.           Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the First Amendment Effective Date

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(unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 5.           Miscellaneous.

5.1           Confirmation.  The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

5.2           Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guarantee Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guarantee Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

5.3           Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4           No Oral Agreement.  This written First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

5.5           Governing Law.  This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:                                                                     LINN ENERGY, LLC

By: /s/ Kolja Rockov
Kolja Rockov,
Executive Vice President and Chief Financial Officer

GUARANTORS:                                                         LINN ENERGY HOLDINGS, LLC
LINN OPERATING, INC.
PENN WEST PIPELINE, LLC
MID-CONTINENT HOLDINGS I, LLC
MID-CONTINENT HOLDINGS II, LLC
MID-CONTINENT I, LLC
MID-CONTINENT II, LLC
LINN GAS MARKETING, LLC
LINN EXPLORATION MIDCONTINENT, LLC

By: /s/ Kolja Rockov
Kolja Rockov,
Executive Vice President and Chief Financial Officer

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BNP PARIBAS, as Administrative Agent, and a Lender

By: /s/ Betsy Jocher
Name:  Betsy Jocher
Title:    Director

By: /s/ Richard Hawthorne
Name:  Richard Hawthorne
Title:    Director

ROYAL BANK OF CANADA, as Syndication Agent and a Lender

By: /s/ Don J. McKinnerney
Name:  Don J. McKinnerney
Title:    Authorized Signatory

THE ROYAL BANK OF SCOTLAND plc, as a Co-Documentation Agent and a Lender

By: /s/ Lucy Walker
Name:  Lucy Walker
Title:    Vice President

CITIBANK, NA, as a Co-Documentation Agent and a Lender

By: /s/ James F. Reilly Jr.
Name:  James F. Reilly Jr.
Title:    Vice President

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CALYON NEW YORK BRANCH, as a Co-Documentation Agent and a Lender

By: /s/ Tom Byargeon
Name:  Tom Byargeon
Title:    Managing Director

By: /s/ Sharada Manne
Name:  Sharada Manne
Title:    Director

BARCLAYS BANK plc, as a Co-Documentation Agent and a Lender

By: /s/ Maria Lund
Name:  Maria Lund
Title:    Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Andrew Ostrov
Name:  Andrew Ostrov
Title:    Director

BANK OF MONTREAL, as a Lender

By: /s/ James V. Ducote
Name:  James V. Ducote
Title:    Director

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WACHOVIA BANK, N.A., as a Lender

By: /s/ Christopher Hewitt
Name:  Christopher Hewitt
Title:    Vice President

SOCIETE GENERALE, as a Lender

By: /s/ Kevin Joyce
Name:  Kevin Joyce
Title:    Vice President

COMERICA BANK, as a Lender

By: /s/ Greg Smith
Name:  Greg Smith
Title:    Senior Vice President

ING CAPITAL LLC, as a Lender

By: /s/ Charles E. Hall
Name:  Charles E. Hall
Title:    Managing Director

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FORTIS CAPITAL CORP., as a Lender

By: /s/ David Montgomery
Name:  David Montgomery
Title:    Director

By: /s/ Ilene Fowler
Name:  Ilene Fowler
Title:    Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Todd Coker
Name:  Todd Coker
Title:    AVP

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Vanessa Gomez
Name:  Vanessa Gomez
Title:    Director

By: /s/ Mikhail Faybusovich
Name:  Mikhail Faybusovich
Title:    Vice President

COMPASS BANK, as a Lender

By: /s/ Greg Determann
Name:  Greg Determann
Title:    Vice President

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DnB NOR BANK ASA, as a Lender

By: /s/ Philip F. Kurpiewski
Name:  Philip F. Kurpiewski
Title:    Senior Vice President

By: /s/ Thomas Tangen
Name:  Thomas Tangen
Title:    Senior Vice President
     Head of Corporate Banking

DZ BANK AG, DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH, as a Lender

By:       _____________________
Name:
Title:

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:       _____________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Justin M. Alexander
Name:  Justin M. Alexander
Title:    Vice President

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ALLIED IRISH BANKS P.L.C., as a Lender

By:       _____________________
Name:
Title:

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